Trade and other payables	12 Months Ended
Dec. 31, 2017
Trade and other payables
Trade and other payables

18 Trade and other payables

	2017	2016	2015
	$m	$m	$m
Current liabilities
Trade payables	3,611	2,990	3,469
Value added and payroll taxes and social security	243	240	207
Rebates and chargebacks	2,556	2,812	3,307
Accruals	3,551	2,855	2,983
Contingent consideration	555	527	396
Other payables	1,125	1,062	1,301
Total	11,641	10,486	11,663
Non-current liabilities
Accruals	143	292	256
Contingent consideration	4,979	4,930	6,015
Other payables	2,718	4,266	1,186
Total	7,840	9,488	7,457

Non-current other payables includes $1,823m (2016: $1,901m; 2015: $nil) arising from the put option over the non-controlling interest in Acerta Pharma (see Note 24). The put option liability is remeasured each period, based on the latest assessment of the expected redemption amount, with remeasurements taken to Selling, general and administrative costs (see Note 2). Interest arising from amortising the liability is included within Finance expense (see Note 3).

With the exception of contingent consideration payables of $5,534m (2016: $5,457m; 2015: $6,411m) which are held at fair value within Level 3 of the fair value hierarchy as defined in Note 11, all other financial liabilities are held at amortised cost with carrying value being a reasonable approximation of fair value.

Contingent consideration

	2017	2016	2015
	$m	$m	$m
At 1 January	5,457	6,411	6,899
Settlements	(434)	(293)	(579)
Revaluations	109	(1,158)	(432)
Discount unwind (Note 3)	402	497	524
Foreign exchange	–	–	(1)
At 31 December	5,534	5,457	6,411

Contingent consideration arising from business combinations is fair valued using decision-tree analysis, with key inputs including the probability of success, consideration of potential delays and the expected levels of future revenues.

Revaluations of contingent consideration are recognised in Selling, general and administrative costs and include a increase of $208m in 2017 (2016: a decrease of $999m; 2015: a decrease of $378m) based on revised milestone probabilities, and revenue and royalty forecasts, relating to the acquisition of BMS’s share of the Global Diabetes Alliance. Discount unwind on the liability is included within Finance expense (see Note 3).

Management has identified that reasonably possible changes in certain key assumptions, including the likelihood of achieving successful trial results, obtaining regulatory approval, the projected market share of the therapeutic area and expected pricing for launched products, may cause the calculated fair value of the above contingent consideration to vary materially in future years.

The maximum development and sales milestones payable under outstanding contingent consideration arrangements arising on business combinations are as follows:

		Nature of	Maximum future milestones
Acquisitions	Year	contingent consideration	$m
Spirogen	2013	Milestones	216
Amplimmune	2013	Milestones	275
Omthera Pharmaceuticals	2013	Milestones	120
Pearl Therapeutics	2013	Milestones	390
BMS’s share of Global Diabetes Alliance	2014	Milestones and royalties	600
Almirall	2014	Milestones and royalties	925
Definiens	2014	Milestones	150

The amount of royalties payable under the arrangements is inherently uncertain and difficult to predict, given the direct link to future sales and the range of outcomes. The maximum amount of royalties payable in each year is with reference to net sales.